CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash and cash equivalents	$ 981,434	$ 869,831
Restricted cash - current	978,116	560,633
Restricted cash - non-current	9,953	3,818
Total cash and cash equivalents, and restricted cash shown in the statements of cash flows	$ 1,969,503	$ 1,434,282	$ 1,639,715	$ 1,205,420